TAX-FREE TRUST OF OREGON
Supplement to the Prospectus
Dated February 1, 2010
as Previously Supplemented March 11, 2010

On July 28, 2010, U.S. Bancorp, the ultimate parent company of FAF Advisors, Inc., the Trust’s Sub-Adviser  (the “Sub-Adviser”), agreed to sell a portion of the Sub-Adviser’s asset management business, including that part of its asset management business that sub-advises the  Trust, to Nuveen Investments, Inc. The transaction is expected to close by the end of 2010.

Under the terms of the Sub-Advisory Agreement between Aquila Investment Management LLC (the “Manager”) and the Sub-Adviser, as well as the provisions of the Investment Company Act of 1940, the closing of this transaction will cause the termination of the Sub-Advisory Agreement.

The Board of Trustees and the Manager are reviewing the proposed transaction and will recommend actions that they believe are in the best interests of the Trust and its shareholders, which could include calling a special meeting of shareholders to consider approval of a new sub-advisory agreement.

The date of this supplement is August 6, 2010